UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2022

COVA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40012	98-1572360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 240 San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 800-2289

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2022 (the “Closing Date”), COVA Acquisition Corp. (“COVA”), a Cayman Islands exempted company consummated its previously disclosed business combination (the “Business Combination”) in accordance with the terms of the Agreement and Plan of Merger, dated May 26, 2022 (the “Merger Agreement”), by and among COVA, ECARX Holdings Inc. (“ECARX”), Ecarx Temp Limited (“Merger Sub 1”), a wholly-owned subsidiary of ECARX and Ecarx&Co Limited (“Merger Sub 2”), a wholly owned subsidiary of ECARX. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

In connection with the consummation of the Business Combination, the following agreements were entered into among the various parties:

Registration Rights Agreement

On the Closing Date, COVA, ECARX, the Sponsor and the other parties thereto entered into a Registration Rights Agreement, pursuant to which, among other things, ECARX agreed to undertake certain resale shelf registration obligations in accordance with the Securities Act and Sponsor and certain shareholders of ECARX were granted customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement which is included as Exhibit 10.1 to this Current Report.

Shareholder Lock-Up Agreements

On the Closing Date, certain shareholders of ECARX entered into respective lock-up agreements with ECARX and COVA (each a “Lock-Up Agreement”), pursuant to which each of such shareholders agreed that the ECARX Class A Ordinary Shares held by it will be subject to a lock-up for six months following the consummation of the Business Combination, subject to certain exceptions.

The foregoing description of the Shareholder Lock-Up Agreement is qualified in its entirety by reference to the full text of the Form of Shareholder Lock-Up Agreement which is included as Exhibit 10.2 to this Current Report.

Assignment, Assumption and Amendment Agreement

On the Closing Date, ECARX entered into an Assignment, Assumption and Amendment Agreement with COVA and Continental Stock Transfer & Trust Company, as warrant agent to assume COVA’s obligations under the existing Warrant Agreement, dated February 4, 2021 with respect to COVA’s public and private warrants.

The foregoing description of the Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference to the full text of the Assignment, Assumption and Amendment Agreement which is included as Exhibit 10.3 to this Current Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, immediately prior to the First Effective Time on the Closing Date, (i) the Seventh Amended and Restated Memorandum and Articles of Association of ECARX (the “Amended Company Articles”) was adopted and became effective; (ii) each of the preferred shares of ECARX that is issued and outstanding immediately prior to such time was re-designated and re-classified into one ordinary share of ECARX (the “Preferred Share Conversion”); (iii) immediately after the Preferred Share Conversion, (x) issued and outstanding ordinary shares of ECARX (other than the Co-Founder Shares (as defined in the Merger Agreement)) and certain authorized but unissued ordinary share of ECARX were each re-designated into one Class A ordinary shares of ECARX, par value of US$0.000005 per share (“ECARX Class A Ordinary Shares”), where each ECARX Class A Ordinary Share entitles its holder to one (1) vote on all matters subject to vote at general meetings of ECARX, (y) issued and outstanding Co-Founder Shares and certain authorized but unissued ordinary shares were each re-designated as one Class B ordinary shares of ECARX, par value of US$0.000005 per share (“ECARX Class B Ordinary Shares” and collectively with ECARX Class A Ordinary Shares, “ECARX Ordinary Shares”), where each ECARX Class B Ordinary Share entitles its holder to ten (10) votes on all matters subject to vote at general meetings of ECARX, and (z) certain authorized but unissued ordinary shares of ECARX were each re-designated as shares of par value of US$0.000005 each of such class or classes (however designated) as the board of directors of ECARX may determine in accordance with the Amended Company Articles (actions set forth in clause (iii) are referred to as the “Re-designation”); and (iv) each authorized issued and unissued ECARX Ordinary Share immediately prior to the First Effective Time was recapitalized by way of a repurchase in exchange for issuance of such number of ECARX Ordinary Shares equal to the Recapitalization Factor (as defined below) as described further in the Merger Agreement. The “Recapitalization Factor” is a number determined by dividing the Price per Share by $10.00. “Price per Share” is defined in the Merger Agreement as the amount equal to $3,400,000,000 divided by such amount equal to (a) the aggregate number of ECARX shares (i) that are issued and outstanding immediately prior to the Re-designation and (ii) that are issuable upon the exercise of all ECARX options and other equity securities of ECARX that are issued and outstanding immediately prior to the Re-designation (whether or not then vested or exercisable, as applicable), minus (b) the ECARX shares held by ECARX or any of its subsidiaries (if applicable) as treasury shares.

In addition, pursuant to the Merger Agreement, at the First Effective Time: (i) each of COVA’s units (“Units”) (each consisting of one COVA Public Share (as defined below) and one-half of one COVA public warrant (the “COVA Public Warrants”)) issued and outstanding immediately prior to the First Effective Time were automatically separated and the holder thereof was deemed to hold one COVA Public Share and one-half of one COVA Public Warrant; provided, that, no fractional COVA Public Warrants were issued in connection with such separation such that if a holder of such Units would be entitled to receive a fractional COVA Public Warrant upon such separation, the number of COVA Public Warrants to be issued to such holder upon such separation was rounded down to the nearest whole number of COVA Public Warrants and no cash was paid in lieu of such fractional COVA Public Warrants; (ii) immediately following the separation of each Unit, each Class A ordinary share, par value $0.0001 per share, of COVA (“COVA Public Shares”) and each Class B ordinary share, par value $0.0001 per share, of COVA (collectively with COVA Public Shares, “COVA Shares”) (excluding COVA Public Shares that are held by COVA shareholders that validly exercise their redemption rights, COVA Shares that are held by COVA shareholders that exercise and perfect their relevant dissenters’ rights and COVA treasury shares) issued and outstanding immediately prior to the First Effective Time were cancelled and ceased to exist and each holder thereof was entitled to receive one newly issued ECARX Class A Ordinary Share; and (iii) each whole warrant of COVA outstanding immediately prior to the First Effective Time ceased to be a warrant with respect to COVA Public Shares and was assumed by ECARX and converted into a warrant to purchase one ECARX Class A Ordinary Share (“ECARX Warrants”), subject to substantially the same terms and conditions prior to the First Effective Time.

Pursuant to the Merger Agreement, (i) each ordinary share, par value US$0.000005 per share, of Merger Sub 1 that was issued and outstanding immediately prior to the First Effective Time continued existing and constitute the only issued and outstanding share capital of Surviving Entity 1, (ii) each ordinary share of Surviving Entity 1 that is issued and outstanding immediately prior to the Second Effective Time was automatically cancelled and ceased to exist without any payment therefor, and (iii) each ordinary share, par value US$0.000005 per share, of Merger Sub 2 issued and outstanding immediately prior to the Second Effective Time remained outstanding and continued existing and constituted the only issued and outstanding share capital of Surviving Entity 2 and was not affected by the Second Merger.

The ordinary shares and warrants commenced trading on The Nasdaq Stock Market LLC under the ticker symbol “ECX” and “ECXWW,” respectively, on December 21, 2022. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On December 20, 2022, in connection with the consummation of the Business Combination, COVA notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that COVA’s ordinary shares, warrants and units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Business Combination having become effective, Nasdaq determined to permanently suspend trading of COVA’s ordinary shares, warrants and units prior to the opening of trading on December 21, 2022. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on December 20, 2022. COVA intends to file a Form 15 with the SEC in order to complete the deregistration of COVA’s securities under the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination, each of Jun Hong Heng, Karanveer “K.V.” Dhillon, Pandu Sjahrir, Alvin W. Sariaatmadja and Jack Smith ceased to be a director of COVA.

Also, in connection with consummation of the Business Combination, the following officers of COVA resigned from their respective positions: Jun Hong Heng resigned as Chief Executive Officer and Chief Financial Officer and K.V. Dhillon resigned as President.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2022, by and among COVA Acquisition Corp., ECARX Holdings Inc., Ecarx Temp Limited, and Ecarx&Co Limited (incorporated by reference to Exhibit 2.1 to COVA’s Current Report on Form 8-K filed with the SEC on May 26, 2022)

10.1	Registration Rights Agreement, dated December 20, 2022, by and between COVA Acquisition Corp., the Sponsor, ECARX and the other parties thereto.

10.2	Form of Shareholder Lock-Up Letter, dated December 20, 2022, by and among COVA Acquisition Corp., ECARX Holdings Inc. and certain shareholders of ECARX Holdings Inc.

10.3	Assignment, Assumption and Amendment Agreement, dated December 20, 2022 by and among COVA Acquisition Corp., ECARX Holdings Inc. and Continental Stock Transfer & Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2022

COVA Acquisition Corp.

By:	/s/ Jun Hong Heng
Name:	Jun Hong Heng
Title:	Chief Executive Officer and Chief Financial Officer